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                             SMITH INTERNATIONAL INC

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 26, 2001
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                            SMITH INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                          1-8514                95-3822631
(STATE OR OTHER JURISDICTION OF      (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      FILE NUMBER)        IDENTIFICATION NO.)


                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                      77060
                                   (ZIP CODE)


                                 (281) 443-3370
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5:  OTHER EVENTS

       On March 26, 2001, the Registrant issued a press release announcing that it expected to report improved revenues and profitability levels across each of its business units for the first quarter of 2001, as compared to the prior year and prior quarter periods. The Registrant also announced that it intends to release its first quarter financial results before the market opens on Wednesday, April 18, 2001.

      A copy of the press release announcing the improved financial outlook and the earnings release for the first quarter of 2001 is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired

            Not applicable.

      (b)   Pro forma financial information

            Not applicable.

      (c)   Exhibits

            99.1  Press Release issued by the Registrant dated March 26, 2001.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SMITH INTERNATIONAL, INC.

                            /s/ NEAL S. SUTTON
                            --------------------------
                            By: Neal S. Sutton
                                Senior Vice President - Administration,
                                General Counsel and Secretary


Date:  March 26, 2001

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                                 EXHIBIT INDEX



    Exhibit
    -------
      99.1      -- Press Release issued by the Registrant dated March 26, 2001.